Supplement dated January 12, 2017

To the current Prospectuses, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the most recent prospectus you received, as amended, (the “Prospectuses”) for the variable universal life insurance policies offered through the separate accounts referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the MainStay VP ICAP Select Equity Portfolio (the “Portfolio”). Keeping this purpose in mind, please note that the following changes will occur:

1.	Change in Subadviser. Effective January 9, 2017, Institutional Capital LLC (“ICAP”), the Portfolio’s current subadviser, will be replaced with an interim subadviser, Epoch Investment Partners, Inc. (“Epoch”), which will be responsible for the day-to-day management of the Portfolio. All references in the Prospectuses to ICAP will be deleted and replaced by Epoch.

2.	Name Change. Effective March 13, 2017 (the “Effective Date”), the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio. All references in the Prospectuses to MainStay VP ICAP Select Equity—Initial Class will be deleted and replaced with MainStay VP Epoch U.S. Equity Yield—Initial Class.

3.	Change in Investment Objective. On the Effective Date, the investment objective of the Portfolio will be deleted and replaced with the following: “Seeks current income and capital appreciation.”

Please note that, at any time prior to, or within thirty (30) days after the Effective Date, if you have allocations in the Portfolio, you may transfer such allocations to any other available Investment Division without any charge or limitation (except potentially harmful transfers (see “Limits on Transfers” in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given policy year. Such transfer will be based on the Accumulation Unit value of the Investment Division as of the close of the Business Day that we receive the transfer request. Please see the Prospectus for your policy for information on how to complete transfers from the Portfolio to other Investment Divisions that we currently offer. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010